Exhibit 10.5

FIRST AMENDMENT TO
UNSECURED SUBORDINATED TERM PROMISSORY NOTE

THIS FIRST AMENDMENT TO UNSECURED SUBORDINATED TERM PROMISSORY NOTE this (“Amendment”), dated as of August 7, 2024 (the “Effective Date”), is by and among KRONOS WORLDWIDE, INC., a Delaware corporation (“Borrower”), and CONTRAN CORPORATION, a Delaware corporation (“Noteholder”). Terms used in this Amendment and not otherwise defined herein shall have the meaning given in the Unsecured Subordinated Term Promissory Note dated February 12, 2024, in the original principal sum of $53,705,000.00 (the “Term Loan”), issued by Borrower and payable to Noteholder (the “Note”).

RECITALS

A.Borrower and Noteholder are parties to the Note, pursuant to which Noteholder provided the Term Loan to Borrower on the terms and conditions set forth therein.

B.Borrower and Noteholder desire to amend the Note to change the Contract Interest Rate from 11.50% per annum to 9.54% per annum.

NOW, THEREFORE, Borrower and Noteholder, intending to be legally bound, agree as follows:

1.Contract Interest Rate. The Contract Interest Rate is hereby changed to a rate per annum equal to nine and fifty-five one-hundredths percent (9.54%).

2.Ratifications. Except as expressly amended in this Amendment, the Note is ratified and confirmed and continues in full force and effect, and continues to be legal, valid, binding and enforceable in accordance with its terms. Any reference to the Note shall mean and refer to the Note as amended hereby.

3.Jurisdiction and Venue. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF TEXAS OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE LAWS OF TEXAS. BORROWER CONSENTS TO JURISDICTION IN THE FEDERAL AND STATE COURTS LOCATED IN DALLAS, TEXAS.

IN WITNESS WHEREOF, Borrower and Noteholder have caused this Amendment to be duly executed as of the Effective Date.

BORROWERNOTEHOLDER
Kronos Worldwide, Inc.Contran Corporation

By: /s/ Tim C. Hafer  By: /s/ Amy A. Samford
Tim C. HaferAmy A. Samford
Chief Financial OfficerChief Financial Officer